UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2009

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9801 Highway 79, Building No. 1
Ladson, South Carolina 29456

 (Address of principal executive offices) (Zip Code)

(843) 574-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into A Material Definitive Agreement.

On March 23, 2009, Force Protection Industries, Inc., a wholly owned subsidiary of Force Protection, Inc. (the “Registrant”) entered into a Teaming Agreement with Spartan Motors Chassis, Inc., a wholly owned subsidiary of Spartan Motors, Inc. (“Spartan”) to cooperate in the delivery of automotive spare parts for the Cougar-class of vehicles and its variants developed and sold by the Registrant and purchased by the United States Department of Defense and domestic customers of the Registrant, other than foreign customers.

Pursuant to the Teaming Agreement, the Registrant has agreed to exclusively utilize Spartan for the sale of automotive spare parts to the United States Department of Defense and its domestic customers. In the Teaming Agreement, Spartan’s provision of automotive spare parts includes, but is not limited to, vehicle retrofits, upgrades, replacement parts and remanufacture, other than the sale of commercial off the shelf items. The Registrant will act as the prime contractor, with all inquiries, orders or requests regarding automotive spare parts to be sent directly to the Registrant, and Spartan will act as the subcontractor for activities related to the provision of automotive spare parts, which includes using its best efforts to assist and provide information to the Registrant when the Registrant responds to requests for proposals or quotes. The term of the Teaming Agreement is ten years.

Item 7.01. Regulation FD Disclosure.

On April 1, 2009, the Registrant and Spartan issued a press release announcing the Teaming Agreement. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K contains forward looking statements that are not historical facts, including statements about the Registrant’s beliefs and expectations. These statements are based on beliefs and assumptions by the Registrant’s management, and on information currently available to management. Forward-looking statements speak only as of the date they are made, and the Registrant undertakes no obligation to update any of them publicly in light of new information or future events.  These include, but are not limited to, the benefits of the Registrant’s products to the United States Department of Defense and other customers, the requirements for spare parts, the life-cycle of the Cougar line of vehicles, and the quality of Spartan’s services. A number of important factors could cause the actual result to differ materially from those contained in any forward-looking statements. Examples of these factors include, but are not limited to, the relationship between the Registrant and Spartan; the ability of the Registrant and Spartan to meet the needs of the Registrant’s customers; the reaction of the marketplace to the foregoing; and other risk factors and cautionary statements listed in the Registrant’s periodic reports filed with the Securities and Exchange Commission, including the risks set forth in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press Release dated April 1, 2009 entitled “Spartan Chassis, Inc. and Force Protection, Inc. Announce Service and Sustainment Partnership”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: April 1, 2009
/s/ Lenna Ruth Macdonald
(Signature)

Name: Lenna Ruth Macdonald
Title: Chief Strategy Officer, General Counsel & Corporate Secretary